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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 1, 2003

                      Lehman ABS Corporation, on behalf of:

        CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-10 TRUST
        CORPORATE BACKED TRUST CERTIFICATES, MOTOROLA DEBENTURE-BACKED SERIES 2002-12 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485             13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

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

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001   Series 2001-1 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001   Series 2001-2 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001   Series 2001-3 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001   Series 2001-4 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001   Series 2001-5 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001      Series 2001-6 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001      Series 2001-7 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001      Series 2001-8 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001     Series 2001-9 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001     Series 2001-10 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001     Series 2001-11 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001      Series 2001-12 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001     Series 2001-14 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001     Series 2001-15 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001        Series 2001-16 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001        Series 2001-17 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001        Series 2001-18 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001       Series 2001-19 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001       Series 2001-20 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001       Series 2001-21 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001       Series 2001-22 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001       Series 2001-23 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001       Series 2001-24 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001      Series 2001-25 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001      Series 2001-26 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001      Series 2001-27 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001      Corning Debenture-Backed Series
                                           2001-28 Trust
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
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Georgia
Series Supplement dated July 26, 2001      Pacific Debenture-Backed Series 2001-29 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Royal
Series Supplement dated July 27, 2001      Caribbean Debenture-Backed Series 2001-30 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Toys "R" Us
Series Supplement dated July 31, 2001      Debenture-Backed Series 2001-31 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Liberty Media
Series Supplement dated August 29, 2001    Debenture-Backed Series 2001-32 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, AT&T
Series Supplement dated September 5, 2001  Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Goodyear Tire
Series Supplement dated September 6, 2001  & Rubber Note-Backed Series 2001-34 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Corning
Series Supplement dated September 21, 2001 Debenture-Backed Series 2001-35 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Ford Motor Co.
Series Supplement dated November 15, 2001  Debenture-Backed Series 2001-36 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Federal
Series Supplement dated December 27, 2001  Express Corporation Note-Backed Series 2001-37 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, W.R. Berkley
Series Supplement dated January 23, 2002   Capital Trust Securities-Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Royal & Sun
Series Supplement dated February 21, 2002  Alliance Bond-Backed Series 2002-2 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Brunswick
Series Supplement dated March 7, 2002      Corporation Note-Backed Series 2002-3 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002     DaimlerChrysler Debenture-Backed Series 2002-4 Trust
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Standard Terms for Trust Agreements and    Callable Zero Coupon Trust Certificates, Series
Series Supplement dated March 25, 2002     2002-TVA-1 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, General
Series Supplement dated April 2, 2002      Electric Capital Series Note-Backed Series 2002-5
                                           Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Kinder Morgan
Series Supplement dated April 16, 2002     Debenture-Backed Series 2002-6 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, AT&T Wireless
Series Supplement dated May 1, 2002        Services Note-Backed Series 2002-7 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, BellSouth
Series Supplement dated May 23, 2002       Debenture-Backed Series 2002-8 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, News America
Series Supplement dated June 3, 2002       Debenture-Backed Series 2002-9 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, AIG
Series Supplement dated June 6, 2002       Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates, Royal & Sun
Series Supplement dated June 7, 2002       Alliance Bond-Backed Series 2002-11 Trust
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


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

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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Motorola
Series Supplement dated June 18, 2002         Debenture-Backed Series 2002-12 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Motorola
Series Supplement dated July 10, 2002         Debenture-Backed Series 2002-14 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, CIT Capital
Series Supplement dated July 24, 2002         Trust I Securities-Backed Series 2002-15 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Verizon Global
Series Supplement dated July 30, 2002         Funding Corp. Note-Backed Series 2002-16 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, American
Series Supplement dated October 23, 2002      General Institutional Capital A Capital
                                              Securities-Backed Series 2002-17 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Bristol-Meyers
Series Supplement dated October 31, 2002      Squibb Debenture-Backed Series 2002-18 Trust
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Standard Terms for Trust Agreements and       Repackaged GE Global Insurance Floating Rate Trust
Series Supplement dated November 15, 2002     Certificates Series 2002-1 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Sears Roebuck
Series Supplement dated January 28, 2003      Acceptance Note-Backed Series 2003-1 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, BellSouth
Series Supplement dated January 29, 2003      Capital Funding Debenture-Backed Series 2003-2 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Duke Capital
Series Supplement dated January 31, 2003      Note-Backed Series 2003-3 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, HSBC
Series Supplement dated February 19, 2003     Debenture-Backed Series 2003-4 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Sears Roebuck
Series Supplement dated March 5, 2003         Acceptance Note-Backed Series 2003-5 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Ford Motor
Series Supplement dated March 13, 2003        Company Note-Backed Series 2003-6 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Boeing
Series Supplement dated March 21, 2003        Note-Backed Series 2003-7 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, Altria
Series Supplement dated March 27, 2003        Debenture-Backed Series 2003-8 Trust
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Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates, CIT Capital
Series Supplement dated April 1, 2003         Trust I Securities-Backed Series 2003-9 Trust
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


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

Item 5. OTHER EVENTS

On April 1, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-10 Trust and Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-12 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 and 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-10 Certificate Holders for the period ending April 1, 2003.

      2 Trustee's Distribution Statement to the Motorola Debenture-Backed Series 2002-12 Certificate Holders for the period ending April 1, 2003.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2003

                                         Lehman ABS Corporation


                                         By:   /s/ Rene Canezin
                                                   ------------
                                         Name:     Rene Canezin
                                         Title:    Senior Vice President


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                                  EXHIBIT INDEX

Exhibit Number    Description
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      1           Trustee's Distribution Statement to the Series 2001-10
                  Certificate Holders for the period ending April 1, 2003

      2 Trustee's Distribution Statement to the Motorola Debenture-Backed Series 2002-12 Certificate Holders for the period ending April 1, 2003


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